EXHIBIT 10.6
                               ISSUANCE AGREEMENT

         THIS ISSUANCE AGREEMENT is made and entered into as of the 30th day of September 2002, by and between Quicktest 5, Inc., a Delaware corporation (the "Company"), and NDMS Investments, L.P., a Nevada Limited Partnership ("Lender").

         WHEREAS, Lender has agreed to lend $150,000 to the Company by means of a $150,000 Convertible Promissory Note in a form attached as EXHIBIT A (the "Note") and under the terms of this Purchase Agreement.

         WHEREAS, under the terms of the Note, the Company has agreed to issue 75,000 shares of the Company's Common Stock to Lender (the "Shares").

         WHEREAS, the Company has also agreed to enter into a Registration Rights Agreement in the form attached as EXHIBIT B.

         NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION THE SUFFICIENCY OF WHICH IS HEREBY AFFIRMED, THE PARTIES HEREBY AGREE AS FOLLOWS:

         1. Authorization and Sale of Common Stock.

               1.1 Authorization of the Shares. On or before the Closing Date (as defined in Section 2.1 below), the Company's Board of Directors will have approved issuance of the Common Stock, the Note and the shares issuable upon conversion of the Note (the "Note Shares").

               1.2 Issuance of Shares. In consideration of Lender lending the Company $150,000 under the terms of the Note, the Company shall issue 75,000 shares of Common Stock at par to Lender at the Closing.

         2. Closing Date; Delivery.

               2.1 Closing Date. The closing of the loan and purchase and sale of the Shares (the "Closing") shall be held at the offices of the Company, on October 1, 2002 (the "Closing Date").

               2.2 Delivery. At the Closing, the Company will deliver to the Lender a certificate representing the Shares against payment of the purchase price therefor by check, wire transfer, or by such other form of payment as may mutually be agreed upon by the Company and Lender.

         3. Covenants of the Company.

               3.1 Removal of Legend. The Company shall remove any legend on the Shares or the Note Shares within 10 days of the certificate qualifying for removal of such legends due to registration, compliance with Rule 144 or otherwise.

               3.2 Opinion of Counsel. The Company may request an opinion of legal counsel prior to removal of such legend; provided, that this shall not extend the 10 day requirement.








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         4. Representations and Warranties of the Company.

            The Company hereby represents and warrants to Lender that:

               4.1 Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to be so qualified would have a material adverse effect on its business or properties.

               4.2 Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the Registration Rights Agreement, the Note and the performance of all obligations of the Company hereunder and thereunder, and the authorization, sale and issuance of the Shares pursuant hereto has been taken or will be taken prior to the Closing Date. This Agreement, the Note and the Registration Rights Agreement, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company, enforceable in accordance with their respective terms.

               4.3 Valid Issuance of the Shares. The Shares when issued and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws. The Note Shares issuable upon conversion of the Note have been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Articles of Incorporation, will be duly and validly issued, fully paid, and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws.

               4.4 Assets, Patents, Copyrights, Trademarks. To the best of the Company's knowledge (after reasonable inquiry, but without having conducted any special investigation or patent search), the Company has sufficient title and ownership of all of its assets, intangible property, including all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and proprietary rights and processes ("Proprietary Rights"), or adequate licenses, rights or purchase options with respect to the foregoing, necessary for its business as now conducted and as proposed to be conducted, without any conflict with or infringement of the rights of others; and the Company has not received any notice of infringement upon or conflict with the asserted rights of others. Assuming the due authorization, execution and delivery of any license agreements to which the Company is a party by the other parties to such agreements, such agreements constitute legal, valid and binding obligations of the respective parties thereto and are enforceable in accordance with their respective terms, except as limited by bankruptcy and other laws of general application affecting the rights and remedies of creditors generally and except insofar as the availability of equitable remedies may be limited. The Company has not received any communications alleging that the Company has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights, trade secrets or other proprietary rights of any other person or entity.

               4.5 Compliance with Other Instruments. The Company is not in violation or default of any term of its Articles of Incorporation or Bylaws, or in any material respect, any contract, agreement, instrument, judgment, decree, order, statute, rule or regulation (collectively, "Instruments and Laws") to which the Company is subject and a violation of which would have a material adverse effect on the condition, financial or otherwise, or operations of the Company. The execution, delivery

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and  performance  of  this  Agreement,  the  Note  and the  Registration  Rights
Agreement, and the consummation of the transactions pursuant hereto and thereto, will not result in a violation of or be in conflict with or constitute, with or without the passage of time and giving of notice, a material default under any such Instrument or Law, except where such violations or defaults, singularly or in the aggregate, would not have a material adverse effect on the business, operations, property or condition (financial or otherwise) of the Company, require any consent or waiver (which has not been obtained) under any such Instrument or Law, or result in the creation of any lien, encumbrance or charge upon any of the properties or assets of the Company pursuant to any such Instrument or Law.

               4.6 Litigation. There are no actions, suits, proceedings or investigations ("Actions") pending (or, to the best of the Company's knowledge, threatened, against the Company, that question the validity of this Agreement, the Note or the Registration Rights Agreement, or the right of the Company to enter into such agreements, or to consummate the transactions contemplated hereby and thereby, or which, either in any case or in the aggregate, might have a material adverse effect on the business, operations, properties or condition (financial or otherwise) of the Company. The foregoing includes, without limitation, actions, suits, proceedings or investigations pending or threatened (or any basis therefor known to the Company) involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

               4.7 Governmental Consent, etc. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement.

         5. Representations and Warranties of the Lenders.

         Lender hereby represents and warrants to the Company as follows:

               5.1 Authority. It is a Nevada limited partnership and is duly organized, validly existing and in good standing under the laws of the state of its organization. Lender has now, and will have at the Closing Date, full legal power and authority to enter into this Agreement and the Registration Rights Agreement, to purchase the Shares hereunder and to perform its obligations under the terms of this Agreement.

               5.2 Authorization. All partnership action on the part of Lender necessary for the execution of this Agreement, the Note, the Registration Rights Agreement and the purchase of the Shares and the performance of Lender's obligations hereunder has been taken or will be taken prior to the Closing Date. This Agreement, when executed and delivered by Lender, will constitute a valid and legally binding obligation of Lender, enforceable in accordance with its terms.





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               5.3  Investment  Representations.  This  Agreement  is made  with
Lender upon the understanding as a specific representation to the Company by Lender that:

                     (a) The Shares purchased hereunder and the Note Shares (collectively, the "Securities") will be acquired for Lender's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Lender has no present intention of selling, granting participation in, or otherwise distributing the same. By executing this Agreement, Lender further represents that Lender does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. Lender has not been organized for the purpose of investing in securities of the Company, although such investment is consistent with its purposes.

                     (b) Lender acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares.

                     (b) Lender understands that the Shares will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), by reason of, among other things, reliance upon certain exemptions therefrom, and that the reliance of the Company on such exemptions is predicated upon, among other things, the bona fide nature of Lender's investment intent as expressed herein.

                     (c) Lender is experienced in evaluating and investing in securities of companies in the development stage and has made investments in securities other than those of the Company. Lender acknowledges that by reason of Lender's business or financial experience, Lender has the ability to bear the economic risk of Lender's investment pursuant to this Agreement.

                     (f)  Lender  is  an  Accredited   Investor  as  defined  in
Regulation D promulgated under the Securities Act.

               5.4 Rule 144. Lender understands that the Shares (and the Note Shares issuable upon conversion of the Shares) are "restricted securities" within the meaning of Rule 144 promulgated under the Securities Act ("Rule 144") inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, Lender represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

               5.6 Legends. It is understood that the certificates evidencing the Securities may bear one or all of the following legends:

                     (a) "These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

                     (b) Any legend required by the laws of the State of California, including any legend required by the California Department of Corporations and Sections 417 and 418 of the California Corporations Code.

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         6. Conditions to Closing.

               6.1 Conditions to Lenders' Obligations. The obligation of Lender to purchase the Shares at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions, the waiver of which shall not be effective against any Lender who does not consent in writing thereto:

                     (a) Representations and Warranties Correct; Performance of Obligations. The representations and warranties made by the Company in Section 4 hereof shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of said date, subject to changes contemplated by this Agreement; and the Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or prior to the Closing Date.

                     (b) Issuance of the Shares. Purchase shall have received the Shares.

                     (c) Execution of Agreements. Lender shall receive executed originals of this Purchase Agreement, the Note and the Registration Rights Agreement.

               6.2 Conditions to Obligations of the Company. The Company's obligation to sell and issue the Shares at the Closing is subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

                     (a) Representations and Warranties Correct; Performance of Obligations. The representations and warranties of Lender in Section 5 hereof shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of said date, subject to changes contemplated by this Agreement; and Lender shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or prior to the Closing Date.

                     (b) Transfer of Funds. Lender shall have transferred funds to the Company.

         7. Miscellaneous.

               7.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of California without application of principles of conflicts of laws.

               7.2 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any Lender and the closing of the transactions contemplated hereby.

               7.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the respective successors and assigns of the parties hereto (including transferees of any Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

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               7.4 Entire Agreement; Amendment.

                     (b) This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. This Agreement may only be amended in writing by the parties.

               7.5 Notices, etc. Unless otherwise provided, all notices and other communications required or permitted under this Agreement shall be in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid, or on the day sent by facsimile transmission if a true and correct copy is deposited the same day with the United States Post Office, by registered or certified mail, postage prepaid, or by dispatch by an internationally recognized express courier service, and in each case addressed to the parties as set forth on the signature page of this Agreement or as otherwise changed from time to time in writing to the other party.

               7.6 Expenses. Irrespective of whether the Closing is effected, the each party shall bear their own costs in connection with this Agreement; provided, however, that the Company shall pay $3,000 in attorney's fees at the closing. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the Note or the Registration Rights Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

               7.7 Sole Agreement; Severability. Any invalidity, illegality or limitation on the enforceability of any part of this Agreement shall in no way affect or impair the validity, legality or enforceability of this Agreement. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

               7.8 Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience of reference only and are not to be considered in construing or interpreting this Agreement.



















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               7.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         The undersigned Lender acknowledges that this subscription shall not be effective unless accepted by the Company as indicated below.



LENDER                                      QUICKTEST 5, INC.



/s/ ROBERT W. MOORE                         /s/ TIM OWENS

Robert W. Moore, Partner                    By:  Timothy J. Owens
                                            Its: CEO









































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                                    EXHIBIT A

                                 PROMISSORY NOTE























































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                                    EXHIBIT B

                          REGISTRATION RIGHTS AGREEMENT























































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